$250,000,000

                               KEYCORP CAPITAL II

                            6-7/8% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
             GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEE BY

                                     KEYCORP

                             UNDERWRITING AGREEMENT


                                                                  March 10, 1999


CREDIT SUISSE FIRST BOSTON CORPORATION,
  As Representative of the Several Underwriters,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629.

Ladies and Gentlemen:

    1. INTRODUCTORY. KeyCorp Capital II (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act"), and KeyCorp, an Ohio corporation, as depositor of the Trust and as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the several underwriters named in Schedule A hereto (the "Underwriters") an aggregate of 250,000 6-7/8% Capital Securities (liquidation amount $1,000 per capital security) (the "Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Guarantor and Bankers Trust Company, as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Securities and an aggregate of 7,800 of its Common Securities (liquidation amount $1,000 per common security) (the "Common Securities") by the Trust are to be invested in 6-7/8% Junior Subordinated Deferrable Interest Debentures (the "Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture, dated as of December 4, 1996 (the "Indenture"), between the Guarantor and Bankers Trust Company, as trustee (the "Debenture Trustee"). The Guarantor and the Trust hereby agree with the Underwriters as follows:

    2.  REPRESENTATIONS  AND  WARRANTIES  OF THE  GUARANTOR  AND THE TRUST.  The
Guarantor and the Trust jointly and severally represent and warrant to, and agree with, the several Underwriters that:

         (a) A registration statement (Nos. 333-59175 and 333-59175-01) relating to the Securities, the Subordinated Debentures and the Guarantee, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or
     (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Securities, the Subordinated Debentures and the Guarantee may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)")
     under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Securities, the Subordinated Debentures and the Guarantee all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Securities, the Subordinated Debentures and the Guarantee will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Guarantor and the Trust do not propose to amend the initial registration statement or if an additional registration statement has been filed and the Guarantor and the Trust do not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Guarantor and the Trust have advised the Representative that they do not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Guarantor and the Trust have advised the Representative that they propose to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Guarantor and the Trust have advised the Representative that they propose to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional
     Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Securities, the Subordinated Debentures and the Guarantee, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

         (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
     Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon (i) written information furnished to the Guarantor and Trust by any Underwriter through the Representative specifically for use therein, and (ii) the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of Bankers Trust Company, as Debenture Trustee, Guarantee Trustee and Property Trustee (under the Amended and Restated Trust Agreement) (the "Form T-1").

         (c) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

         (d) Each of the Guarantor's national bank subsidiaries has been duly organized and is a validly existing national banking association under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; each of the Guarantor's other bank subsidiaries, if any, has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; each of its other significant subsidiaries, as defined in Regulation S-X (the "Significant Subsidiaries"), has been duly organized and is validly existing under the laws of the jurisdiction of its organization with power and authority (corporate and other) under such laws to own its properties and conduct its business; and (iii) all of the issued and outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued and are fully paid and non-assessable (except, with respect to any subsidiary that is a national bank, as provided by Section 55 of Title 12 of the United States Code; and with respect to any subsidiary that is a bank incorporated under state law, except as provided by the laws of any such states) and are owned beneficially by the Guarantor subject to no security interest, pledge, lien, charge or other encumbrance or adverse claim, except as otherwise stated in the Prospectus.

         (e) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority to own its properties and conduct its business as described in the Prospectus, and the Trust has conducted no business to date other than as contemplated by this Agreement, and it will conduct no business in the future that would be inconsistent with the Trust Agreement (defined below) and the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement (the "Trust Agreement") among the Guarantor, the trustees named therein (the "Trustees") and the holders of the Securities issued thereunder, and the agreements and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

         (f) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description of the Securities contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; and the holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (g) The Common Securities of the Trust have been duly and validly authorized by the Trust and, upon delivery by the Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (h) The Guarantee, the Subordinated Debentures, the Trust Agreement, the Indenture and the Agreement as to Expenses and Liabilities between the Guarantor and the Trust (the "Expense Agreement") (the Guarantee, the Subordinated Debentures, the Trust Agreement, the Indenture and the Expense Agreement being collectively referred to as the "Guarantor Agreements"), when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity); the Subordinated Debentures are entitled to the benefits of the Indenture; the Guarantor Agreements will conform to the descriptions thereof in the Prospectus; and the Guarantee and the Indenture have been duly qualified under the Trust Indenture Act.

         (i) The execution and delivery of this Agreement and the Guarantor Agreements, and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary corporate action and, when executed and delivered by the Guarantor and the other parties thereto, will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Guarantor or its subsidiaries, pursuant to any indenture, loan agreement, contract or other material agreement or instrument to which the Guarantor or its subsidiaries is a party or by which the Guarantor may be bound or to which any of the property or assets of the Guarantor or its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or the Regulations (or similar instruments) of the Guarantor or its subsidiaries or any applicable statute, rule or regulation or, to the best of the Guarantor's knowledge, any order of any court or governmental agency or body having jurisdiction over the Guarantor, its subsidiaries or any of their respective properties.

         (j) Neither the Guarantor nor any of its affiliates has taken or will take any action which is designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Guarantor in connection with the offering of the Securities.

         (k) The Trust is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act").

         (l) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and the sale of the Securities by the Trust, except such as may be required under the Blue Sky or securities laws of any jurisdiction or as have been duly made or obtained.

         (m) The Guarantor and its subsidiaries possess adequate certificates, authorities and permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole.

         (n) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Guarantor, any of its subsidiaries or any of their respective properties that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Guarantor to perform its obligations under the Guarantor Agreements, this Agreement, or which are otherwise material in the context of the sale of the

    Securities by the Trust; and no such actions, suits or proceedings are threatened or, to the Guarantor's knowledge, contemplated.

         (o) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

         (p) Since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Guarantor on any class of its capital stock.

    3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Guarantor and the Trust agree that the Trust will issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of $985.64 per Security, the respective number of Securities set forth opposite the names of the Underwriters in Schedule A hereto.

    The Trust will deliver against payment of the purchase price the Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Securities shall be made by the Underwriters in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("Credit Suisse First Boston") drawn to the order of the Trust at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 at 9:30 A.M., (New York time), on March 17, 1999, or at such other time not later than seven full business days thereafter as Credit Suisse First Boston and the Guarantor and the Trust determine, such time being herein referred to as the "Closing Date", against delivery to the Property Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office of Sullivan & Cromwell at least 24 hours prior to the Closing Date.

    As compensation for the Underwriters' commitments, and in view of the fact that the proceeds of the sale of the Securities will be issued by the Trust to purchase the Subordinated Debentures of the Guarantor, the Guarantor will pay to the Representative for the Underwriters' proportionate accounts the sum of $10 per Security times the total number of Securities purchased by the Underwriters on the Closing Date. Such payment will be made on the Closing Date. Alternatively, as a matter of convenience, Credit Suisse First Boston may deduct such amount from the purchase price of the Securities and in such event the Guarantor shall be deemed to have paid the same.

    4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

    5. CERTAIN AGREEMENTS OF THE GUARANTOR AND THE TRUST. The Guarantor and the Trust jointly and severally agree with the several Underwriters that:

         (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Guarantor and the Trust will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by Credit Suisse First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

    The Guarantor and the Trust will advise Credit Suisse First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Guarantor and the Trust will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by Credit Suisse First Boston.

         (b) The Guarantor and the Trust will advise Credit Suisse First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if
    any) or the Prospectus and will not effect such amendment or supplementation without Credit Suisse First Boston's consent; and the Guarantor and the Trust will also advise Credit Suisse First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Securities, the Subordinated Debentures or the Guarantee is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Guarantor and the Trust will promptly notify Credit Suisse First Boston of such event and will promptly prepare and file with the Commission, at their own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Credit Suisse First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (d) As soon as practicable, but not later than the Availability Date (as defined below), the Guarantor will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration
    Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability

    Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Guarantor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

         (e) The Guarantor and the Trust will furnish to the Representative copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Securities, the Subordinated Debentures or the Guarantee is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as Credit Suisse First Boston requests. Each of the Guarantor and the Trust will use its reasonable best efforts to furnish in New York City to each of the Underwriters the Prospectus on or prior to 10:00 A.M., New York time, on the second business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Guarantor and the Trust will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Guarantor and the Trust will use their reasonable best efforts to arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as Credit Suisse First Boston designates and will continue such qualifications in effect so long as required for the distribution; provided that in connection therewith neither the Guarantor nor the Trust shall be required to qualify as a foreign corporation to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

         (g) The Guarantor and the Trust will pay all expenses incident to the performance of their obligations under this Agreement for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities and the Subordinated Debentures issuable upon exchange of the Securities for offering and sale under the laws of such jurisdictions as Credit Suisse First Boston designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee incident to and the fees and disbursements of counsel to the Underwriters in connection with the review by the National Association of Securities Dealers, Inc. of the Securities, the cost of preparing the
    Securities and Subordinated Debentures, the fees and expenses of the Trustees, the Guarantee Trustee and the Debenture Trustee and any agent of the Trustees, the Guarantee Trustee and the Debenture Trustee and the fees and disbursements of counsel for the Trustees in connection with the Trust Agreement and the Securities, counsel for the Guarantee Trustee in connection with the Guarantee and counsel for the Debenture Trustee in connection with the Indenture and the Subordinated Debentures and for expenses incurred in the preparation, printing and filing of preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) and the distribution of copies thereof to the Underwriters.

         (h) During a period of 30 days beginning from the date of this Agreement, not to offer, sell, contract to sell or otherwise dispose of any Securities (except for the Securities proposed to be sold to the Underwriters pursuant hereto), any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of the Trust or the Guarantor, as the case may be, that are substantially similar to the Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for or that represent the right to receive preferred securities or any such substantially similar securities of either the Trust or the Guarantor without the prior written consent of Credit Suisse First Boston.

         (i) Not to have the Trust be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and

         (j) To issue the Guarantee and the Subordinated Debentures concurrently with the issue and sale of the Securities as contemplated herein.

    6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Guarantor and the Trust herein, to the accuracy of the statements of Guarantor and Trust officers or administrators, as the case may be, made pursuant to the provisions hereof, to the performance by each of the Guarantor and the Trust of its obligations hereunder and to the following additional conditions precedent:

         (a) The Representative shall have received letters, one on or prior to the date of this Agreement and the other on the Closing Date, from Ernst & Young LLP, independent public accountants (or other independent public accountants acceptable to the Representative), each dated on such delivery date, in form and substance satisfactory to the Representative containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or deemed to be part of the Prospectus.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by Credit Suisse First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by Credit Suisse First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Guarantor, the Trust or the Representative, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters, including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York or Ohio authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

         (d) The Representative shall have received an opinion, dated the Closing Date, of counsel for the Guarantor and the Trust, to the effect that:

              (i) the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of Ohio and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; each of KeyBank National Association and Key Bank USA, National Association (the "National Banks") is a duly organized and validly existing national banking association under the laws of the United States and continues to hold a valid certificate to do business as such; each of the Guarantor and the National Banks has full corporate power and authority to conduct its business as described in the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the
         Guarantor and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the National Banks have been duly authorized and validly issued, are fully paid and (except as provided by Section 55 of Title 12 of the United States Code) non-assessable and (except as otherwise stated in the Prospectus) are owned beneficially by the Guarantor subject to no security interest, other encumbrance or adverse claim;

              (ii) to the best knowledge of such counsel, (A) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Guarantor or any of its subsidiaries of a character required to be disclosed in the Prospectus which is not adequately disclosed in the Prospectus, and (B) there is no franchise, contract or other document which is known to such counsel of a character required to be described in the Prospectus, which is not described as required;

              (iii) this Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust;

              (iv)  the  issuance  by the  Guarantor  of the  Guarantee  and the
         Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or Regulations of the Guarantor or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Guarantor or its subsidiaries is a party or bound, or any order or regulation of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Guarantor or its subsidiaries which in the case of any indenture, agreement, instrument or order, would have a material adverse effect on the holders of the Securities or condition

         (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries, taken as one enterprise;

              (v) the Guarantor Agreements have each been duly authorized, executed and delivered by the Guarantor and/or the Trust, as the case may be, and constitute the valid and legally binding obligations of the Guarantor and/or the Trust, as the case may be, enforceable in accordance with their respective terms, except as limited by Title II of the United States Code (Bankruptcy) and other applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent transfer, moratorium or other laws relating to or affecting creditors' rights generally and general principles of equity, constitutional rights and public policy, regardless of whether enforceability is considered in proceedings at law or in equity and except that the provisions requiring payment of attorneys' fees may not be enforceable by courts applying Ohio law; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Guarantee and the Indenture have each been duly qualified under the Trust Indenture Act;

              (vi) each of the Guarantor and the Trust is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

              (vii) no consent, approval, authorization or order of any court or governmental agency or body is required of the Guarantor or the Trust for the consummation of the transactions contemplated in this Agreement or any of the Guarantor Agreements, except such as may be required under the Blue Sky laws of any jurisdiction or as have been duly made or obtained; and

              (viii) the Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each part of the Registration Statement, when such part became effective, any amendments thereof filed prior to the date of this Agreement, as of their respective effective dates, and the Registration Statement and the Prospectus, as of the date of the Prospectus, and each amendment thereof or supplement thereto, as of their respective effective or issue dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the respective Rules and Regulations thereunder; and that such counsel has no reason to believe that any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus, or any amendments thereof or supplements thereto, as of their respective effective or issue dates, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that, as of the Closing Date, either the Prospectus or any further amendment or supplement thereto made by the Guarantor or the Trust prior to the Closing Date contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the Form T-1, as to the financial statements or other financial data contained in any part of the Registration Statement or the Prospectus, as to any information pertaining to the Internal Revenue Code of 1986, as amended, or to the Employee Retirement Income Security Act of 1974, as amended, or as to any statements or omissions made in reliance upon or in conformity with information furnished in writing to the Guarantor and the Trust by or on behalf of an Underwriter for use therein.

    Such opinion or opinions shall be limited to New York, Ohio and United States federal law and, if applicable, the law of the State of incorporation of any other Significant Subsidiary. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to rely. In addition, as to paragraph (vi), such counsel may rely upon the opinion of Sullivan & Cromwell. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent that they deem proper, upon certificates of officers of the Guarantor, the National Banks and the Significant Subsidiaries and certificates of public officials.

         (e) The Representative shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Representative may reasonably require, and the Guarantor and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (f) The Representative shall have received certificates of the Guarantor and the Trust, signed, in the case of the Guarantor, by the Chairman of the Board, the President, an Executive Vice President or Vice
    President of the Guarantor and by the principal accounting or financial officer of the Guarantor, and in the case of the Trust, by an Administrative Trustee, dated the Closing Date, to the effect that, to the best of their knowledge upon reasonable investigation:

              (i) the representations and warranties of the Guarantor and the Trust in this Agreement are true and correct on and as of the Closing Date with the same effect as if made at the Closing Date and each of the Guarantor and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) since the respective dates as of which information is given in the Prospectus, there has been no material adverse change, nor any presently known and existing development that the Guarantor or the Trust, as the case may be, expects to result in a material adverse change on the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries considered as one enterprise or the Trust, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus; and

              (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or have been threatened as of such date.

         (g) The Representative shall have received at the Closing Date the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust and the Guarantor, dated the Closing Date, to the effect that:

                  (i) the Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to own its properties and conduct its business, all as described in the Prospectus, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

              (ii)  the  Trust   Agreement   constitutes  a  valid  and  binding
         obligation of the Guarantor and the Trustees, and is enforceable against the Guarantor and the Trustees in accordance with its terms, and the terms of the Securities as set forth in the Trust Agreement are valid and binding obligations of the Trust in accordance with the terms of the Trust Agreement, all subject to the effect upon the Trust Agreement of (A) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

              (iii) under the Trust Agreement and the Delaware Business Trust Act, the Trust has the trust power and authority to (A) execute and deliver this Agreement, and perform its obligations under this
         Agreement, and (B) issue, and perform its obligations under, the Securities and the Common Securities;

              (iv) under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of the Trust;

              (v) the Securities have been duly and validly authorized by the Trust Agreement, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement; and the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (A) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Capital Securities Certificates (as defined in the Trust Agreement) and the issuance of replacement Capital Securities Certificates and (B) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

              (vi) the Common Securities of the Trust have been duly and validly authorized by the Trust Agreement; under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Common Securities is not subject to preemptive or other similar rights;

              (vii) the issue and sale of the Securities and the Common Securities by the Trust, the execution and delivery of this Agreement by the Trust, the compliance by the Trust with all of the provisions of the Securities, the Trust Agreement and this Agreement, the purchase by the Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated do not violate (A) the Trust Agreement or the Certificate of Trust of the Trust, or (B) any applicable Delaware law, rule or regulation;

              (viii) assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee (as defined in the Trust Agreement) and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities and the Common Securities. In rendering the opinion expressed in this paragraph, such counsel need express no opinion concerning the securities laws of the State of Delaware; and

              (ix) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Delaware Secretary of State) or employees in the State of Delaware and that the Trust is treated as a grantor trust for purposes of US Federal income tax, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

         (h) Sullivan & Cromwell, special tax counsel for the Guarantor and the Trust, shall have furnished to the Representative their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences".

         (i) Prior to the Closing Date, the Guarantor and the Trust shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

    7. INDEMNIFICATION AND CONTRIBUTION. (a) The Guarantor and the Trust jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Guarantor and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of the Form T-1 or arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Guarantor and the Trust by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (b) below.

    Insofar as the foregoing indemnity agreement, or the representations and warranties contained in Section 2(b), may permit indemnification for liabilities under the Act of any person who is an Underwriter or a partner or controlling person of an Underwriter within the meaning of Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Guarantor or the Trust, the Guarantor and the Trust have been advised that in the opinion of the Commission such provisions may contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Guarantor or the Trust of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Guarantor or the Trust will submit to a court of appropriate jurisdiction (unless in the opinion of counsel for the Guarantor and the Trust the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Guarantor and the Trust will be governed by the final adjudication of such issue.

    (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Guarantor and the Trust, their directors, officers and administrators and each person, if any who controls the Guarantor or the Trust within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Guarantor or the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Guarantor and the Trust by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Guarantor and the Trust in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the first sentence of the last paragraph of text on the cover of the Prospectus, concerning the terms of the offering by the Underwriters, the second to the last paragraph on page 3 of the Prospectus concerning stabilization and over-allotment by the Underwriters, the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting", the second sentence of the eighth paragraph under the caption "Underwriting" concerning market making by the Underwriters and the last paragraph under the caption "Underwriting" concerning stabilization and over-allotment by the Underwriters and (ii) the following information in the Prospectus furnished on behalf of McDonald Investments Inc.: the information contained in the fifth paragraph on page 3 of the Prospectus and the tenth paragraph under the caption "Underwriting".

    (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

    (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Guarantor and the Trust bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor and the Trust or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

    (e) The obligations of the Guarantor and the Trust under this Section shall be in addition to any liability which the Guarantor and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director or administrator, as the case may be, of the Guarantor and the Trust, to each officer or administrator, as the case may be, of the Guarantor and the Trust who has signed a Registration Statement and to each person, if any, who controls the Guarantor or the Trust within the meaning of the Act.

    8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on the Closing Date and the aggregate number of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date, Credit Suisse First Boston may make arrangements satisfactory to the Guarantor and the Trust for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Securities with respect to which such default or defaults occur exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to Credit Suisse First Boston and the Guarantor and the Trust for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Guarantor or the Trust, except as provided in
Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

    9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor and the Trust or each of its officers or administrators, as the case may be, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Guarantor or the Trust or any of their respective representatives, administrators, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Guarantor and the Trust shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Guarantor and the Trust and the Underwriters pursuant to Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or
(v) of Section 6(c), the Guarantor and the Trust will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

    10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Investment Banking Department--Transactions Advisory Group, or, if sent to the Guarantor and the Trust, will be mailed, delivered or telegraphed and confirmed to it at KeyCorp, 127 Public Square, Cleveland, Ohio 44114-1306, Attention:
Daniel R. Stolzer, Esq., provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

    11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

    12. REPRESENTATION OF UNDERWRITERS. The Representative will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

    13.  COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

    14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

    Each of the Guarantor and the Trust hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

    If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Guarantor and the Trust two of the counterparts hereof, whereupon it will become a binding agreement between the Guarantor and the Trust and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                        KEYCORP CAPITAL II

                                        BY: KEYCORP, AS DEPOSITOR

                                        By /s/ Louis D. Raffis
                                          --------------------------------------
                                          Name:  Louis D. Raffis
                                          Title: Authorized Official

                                        KEYCORP

                                        By /s/ Louis D. Raffis
                                          --------------------------------------
                                          Name:  Louis D. Raffis
                                          Title: Authorized Official



The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION



     By /s/ John K. Adams, Jr.
       --------------------------------------
       Name:  John K. Adams, Jr.
       Title: Managing Director

       Acting on behalf of itself and as the
        Representative of the several Underwriters.

                                   SCHEDULE A




                                                                      NUMBER OF
                  UNDERWRITER                                         SECURITIES
                  -----------                                         ----------
Credit Suisse First Boston Corporation................................. 137,500
McDonald Investments Inc...............................................  32,500
Chase Securities Inc. .................................................  20,000
Goldman, Sachs & Co....................................................  20,000
J.P. Morgan Securities Inc.............................................  20,000
Salomon Smith Barney Inc. .............................................  20,000
                                                                        -------

                           Total....................................... 250,000
                                                                        =======